Neuberger Berman Alternative and Multi-Asset Class Funds®

Supplement to the Prospectuses dated February 28, 2013 for Class A, Class C, and Institutional Class shares of Neuberger Berman Global Allocation Fund and Neuberger Berman Risk Balanced Commodity Strategy Fund

Supplement to the Prospectus dated December 19, 2012, as amended January 8, 2013, for Class A, Class C, and Institutional Class shares of
Neuberger Berman Dynamic Real Return Fund

The following information is added to the back cover page of the Prospectuses for Neuberger Berman Dynamic Real Return Fund and Neuberger Berman Global Allocation Fund:

The Fund’s current net asset value per share is made available at https://www.nb.com/funds/mutual_funds/ (click on “Prices”, select asset class “Multi-Asset” from the drop-down menu, and then select a share class from the drop-down menu).

The following information is added to the back cover page of the Prospectus for Neuberger Berman Risk Balanced Commodity Strategy Fund:

The Fund’s current net asset value per share is made available at https://www.nb.com/funds/mutual_funds/ (click on “Prices”, select asset class “Alternative” from the drop-down menu, and then select a share class from the drop-down menu).

The date of this supplement is October 21, 2013.

Please retain this supplement for future reference.

Neuberger Berman Management LLC 605 Third Avenue 2nd Floor New York, NY 10158-0180 800.877.9700 Institutional Services: 800.366.6264 Website: www.nb.com